Exhibit 99.1

Amylin Pharmaceuticals, Inc. Positioned For Value Creation Spring 2009

Legal Information FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements about Amylin. Our actual results could differ materially from those discussed due to a number of factors, including: BYETTA, SYMLIN or exenatide once weekly being affected by competition, safety or other issues; clinical trials not being completed in a timely manner, not confirming previous results or achieving the intended clinical endpoints; NDAs or sNDAs not being submitted in a timely manner or receiving regulatory approval; expense reductions not being as large as we expect; restructure operations for exenatide not producing the results we expect; financial guidance we provide may not be accurate; our label update not being finalized in a timely manner; or manufacturing and supply issues. The pace of market acceptance and rate of patient adherence may also affect the potential for BYETTA, SYMLIN or exenatide once weekly. These and other risks and uncertainties are described more fully in Amylin’s most recently filed Form 10-K. Amylin disclaims any obligation to update these forward-looking statements. NOTE REGARDING USE OF NON-GAAP FINANCIAL MEASURES In this presentation Amylin discusses non-GAAP operating expenses excluding non-cash items, which is a non-GAAP financial measure. Amylin also discusses non-GAAP operating loss excluding non-cash items and other one-time items, which is a non-GAAP financial measure. The Company believes that investors’ understanding of Amylin’s progress towards its stated goal of generating positive non-GAAP operating results by the end of 2010 is enhanced by these disclosures. These non-GAAP financial measures should be considered in addition to, and not as substitutes for, or superior to, financial measures calculated in accordance with GAAP. ADDITIONAL INFORMATION AND WHERE TO FIND IT This presentation may be deemed to be solicitation material in respect of the matters to be considered at the 2009 annual meeting of shareholders. Amylin has filed the definitive proxy statement with the Securities and Exchange Commission (“SEC”) on April 20, 2009. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE BLUE PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and securityholders may obtain the proxy statement and other relevant documents free of charge at the SEC’s web site, www.sec.gov, or from Amylin Investor Relations at 9360 Towne Centre Drive, San Diego, California 92121. PARTICIPANTS IN SOLICITATION Amylin and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the matters to be considered at the 2009 annual meeting of shareholders. Information regarding the interests of Amylin’s directors and executive officers in the proxy contest are included in Amylin’s definitive proxy statement.

An Innovation Leader in Diabetes Therapy BYETTA® (exenatide) injection Only approved GLP-1 receptor agonist therapy for type 2 diabetes Launched in 2005 Treated over one million patients $678 million in 2008 sales Partnered with Lilly Added to the ADA treatment guidelines in 2008 SYMLIN® (pramlintide acetate) injection Only amylinomimetic approved as treatment for type 1 diabetes and insulin-using type 2 diabetes Launched in 2005 Treated over 130,000 patients $87 million in 2008 sales Introduced SymlinPen® (pramlintide acetate) pen injector in 2008 Innovative biopharmaceutical company based in San Diego, California Key therapeutic focus: diabetes and obesity Proven track record with FDA Secured approval for two first-in class diabetes therapies Key Facts Key Therapeutic Areas 1

Accountable Leadership: Taking Action To Create Shareholder Value Topic Restructured R&D and G&A (25% headcount reduction) Restructured as a specialty sales force (35% headcount reduction) Comprehensive restructuring of Lilly collaboration Focus organization to profitably launch exenatide once weekly Generate positive operating cash flow by end of 2010 Business Model DURATION head-to-head superiority clinical program Continued construction of manufacturing facility ExenatideOne integrated team Plan to be a transformational product Create high performance exenatide business unit Exenatide Once Weekly Met with and gathered feedback from multiple investors Recruited candidates with biopharma commercial/operations expertise Evaluate Board capabilities for upcoming phase of company Proactively seek shareholder perspectives Composition of the Board Actions Decision 2

BYETTA Added to ADA Treatment Guidelines Amylin Has a History of Innovation and is Poised for Growth Launched two first-in-class, internally-developed diabetes therapies Business model has driven innovation and will provide operating and financial leverage Commenced Manufacturing Exenatide Once Weekly Commercial Material in Ohio BYETTA $500MM Sales Mark Signed Exenatide Collaboration with Lilly Submitted Exenatide Once Weekly NDA 2005 2007 2002 2009 2008 SYMLIN FDA Approval BYETTA FDA Approval 3

Agenda Choosing the Right Team for Amylin The Diabetes and Obesity Epidemics Drive Our Opportunity Exenatide Once Weekly Launch Strategy Financial Strength and Discipline to Create Value 4

The Diabetes and Obesity Epidemics Drive Our Opportunity Source: CDC BRFSS 2005 and US Market Data from ADA “With a new diagnosis every 21 seconds, diabetes is the fastest growing disease in America” – American Diabetes Association 5%–6% <5% >8% 7%–8% No Data 6%–7% >30% 10%–14% <10% 25%-29% 20%–24% No Data 15%–19% Obesity Prevalence Diabetes Prevalence 24 million people with type 2 diabetes in US in 2008 153 million overweight people – 77 million of those are obese 5

Exenatide Once Weekly Targets Unmet Needs

Unmet Needs in Diabetes Treatment	Exenatide Once Weekly	DURATION-1 and DURATION-2 Exenatide Once Weekly Results
Glycemic control	✓	Reduction in A1C (1.7% to 2.0%)
Weight loss	✓	Weight loss (6.2 – 9.5 lbs)
No increased risk of CV events	✓	Recent meta-analysis of BYETTA data indicated no increased CV risk
Minimal hypoglycemic risk	✓	No major hypoglycemia events
Convenient dosing	✓	Once-weekly dosing

Thoughts from Experts in the Medical Community

- "A once-weekly therapy that helps patients achieve A1C targets, with the added benefits of weight loss and no major hypoglycemia, could provide patients with an important option to improve their diabetes care"
  - *Richard Bergenstal, M.D., Executive Director of the International Diabetes Center; Incoming President, American Diabetes Association*
- "When the once-a-week exenatide formulation becomes available… this new strategy might substantially change the management of Type 2 Diabetes"
  - *Andre J. Scheen, Lancet 2008*

6

AMYLIN

~24 million people with diabetes Source: US Market Data from CDC, IMS, and Amylin estimates *Latest twelve months ended March 31, 2009 net product sales: BYETTA $678 million, SYMLIN $88 million Undiagnosed Diet & Exercise Oral Agents Insulin 6 million 3 million 10 million 5 million Single Multiple Simple Intensive Exenatide Once Weekly Efficacy and Convenience of Exenatide Once Weekly Broaden Market Opportunity Head-to-Head Studies Demonstrate that Exenatide Once Weekly is Superior in Lowering Blood Glucose compared to Actos®, JanuviaTM and BYETTA Current Market Share ~ 2% * * 7

Amylin Consistently Responds to Regulatory Challenges in a Timely, Evidence-Based Manner

Regulatory Challenge	Immediate Actions/Data
▸ FDA Updated BYETTA alert for pancreatitis	▸ Rigorous safety program and plan put in place ▸ Incidence data published for type 2 diabetes (1) ▸ No increase in relative incidence of pancreatitis for BYETTA compared to other oral diabetic medicines (2)
▸ New FDA guidance on cardiovascular (CV) risk profile for new diabetes agents	▸ Use of extensive clinical data across entire exenatide database to indicate that BYETTA does not increase CV events
▸ Liraglutide Panel – carcinogenicity signal	▸ No evidence that thyroid cancer of any type is a GLP-1 class effect in humans ▸ FDA official stated specifically that no liraglutide-like carcinogenicity signal seen in BYETTA data ▸ Exenatide once weekly carcinoma signal achieved statistical significance only in female rats at ~30 times human exposure

(1) Noel, Braun, Patterson and Bloomgren, online February 2009, *Diabetes Care*
(2) Dore, Seeger and Chan; *Current Medical Research and Opinion*, Vol 25, No. 4, 2009

8

AMYLIN

Proactive pre-clinical strategy Exenatide Once Weekly Building on database and experience of BYETTA: >1 million patients NDA submitted as planned Line extension (505(b)1) regulatory strategy confirmed with the FDA at the pre-NDA meeting DURATION-1: pivotal safety and efficacy DURATION-1 extension: comparability of development and commercial scale material Meta analysis utilized exenatide database: no increased CV risk Key Components of NDA Amylin has a Track Record of Successfully Navigating the Complex Regulatory Environment 9

Progressing on Milestones for Value Creation 1Q 2Q 3Q 4Q 2009 2010 Submit exenatide once weekly NDA DURATION-1 extension for manufacturing comparability DURATION-2 Results DURATION-3 Results Pramlintide / Metreleptin Phase 2B Results Davalintide (AC2307) Phase 2 Results Finalize Obesity Development and Funding Strategy Launch exenatide once weekly pending regulatory approval DURATION-4 Results DURATION-5 Results Demonstrate CV benefits of exenatide once weekly BYETTA Monotherapy and Label Revision Pending Obesity Build the Market Regulatory 10

Amylin / Lilly Relationship Strengthened Focused and Aligned on BYETTA and Exenatide Once Weekly Shared Vision and Goals Senior leaders of both companies fully engaged and aligned Exenatide molecule is vitally important to both companies Recent commitment to develop next generation pen for exenatide once weekly and non-invasive formulations Collaboration termination provision changed from 6 to 12 months Organizational Changes and Commitments Focused Marketing and Commercial Efforts ExenatideOne team located in San Diego Optimized and integrated sales strategy New head of Amylin Commercial has Lilly and other diabetes experience Financial Improvements Manufacturing Supply Agreement—major commitment to future $125M payment from Lilly to cover carrying costs of Ohio plant $165M loan available to Amylin for general purposes Amended cost sharing agreement to reflect expected value creation 11

Agenda Choosing the Right Team for Amylin The Diabetes and Obesity Epidemics Drive Our Opportunity Exenatide Once Weekly Launch Strategy Financial Strength and Discipline to Create Value 12

Improved Amylin / Lilly Relationship Will Drive Operating Results Single marketing, development and medical teams Single accountability for decision making and execution Located in San Diego Amylin specialty sales force targets key 30K physicians Represent >70% of revenue for BYETTA Increase call frequency to grow BYETTA and launch exenatide once weekly Lilly calls on broader PCP market and overlaps with key targets Combined coverage >70K doctors New Sales Strategy Expected to Result in ~ $45M Decrease in Annual Spend ExenatideOne Integrated Sales Strategy 13

Exenatide Once Weekly has the Potential to Fundamentally Change the Treatment of type 2 Diabetes Clinical Science and Market Experience Not all GLP-1 agonists are created equal Considerable exenatide clinical and market experience data Development Strategy and Plans DURATION series designed to show superiority in head-to-head trials DURATION-2 demonstrated superiority compared to JanuviaTM and Actos® Long-term cardiovascular trial underway focused on improved CV outcomes Patient Focus Once weekly administration; intense patient focused launch plans Amylin/Lilly committed to new product forms and additional conveniences Health Care System and Reimbursement BYETTA currently has over 85% coverage at tier 2 or better DURATION program designed to provide strong comparative efficacy support for coverage BYETTA, SYMLIN and SymlinPen are registered trademarks of Amylin Pharmaceuticals, Inc. All other marks are the marks of their respective owners 14

Agenda Choosing the Right Team for Amylin The Diabetes and Obesity Epidemics Drive Our Opportunity Exenatide Once Weekly Launch Strategy Financial Strength and Discipline to Create Value 15

Maintaining Financial Flexibility to Launch Exenatide Once Weekly 2007 – 2009 (Guidance) ($MM) Non-GAAP Operating Expenses (R&D and SG&A Only) Positive Operating Cash Flow by the end of 2010 (1) See Appendix B for a reconciliation of non-GAAP operating expenses to GAAP operating expenses See Appendix B for a reconciliation of non-GAAP operating loss to GAAP operating loss Strong cash position $711M in cash at March 31, 2009 Demonstrated financial discipline Q4 08: Reduced R&D and G&A headcount by 25% (annualized savings of ~$100M) Q2 09: Reduced sales force by ~35% (annualized savings of ~$45M) Expanded financial resources $125M payment from Lilly $165M loan available from Lilly 2007 – 2009 (Guidance) ($MM) Non-GAAP Operating Loss (2) 16 568 579 500 - 525 400 500 600 2007A 2008A 2009E (100) - (75) (137) (147) (200) (100) 0 2007A 2008A 2009E

Agenda Choosing the Right Team for Amylin The Diabetes and Obesity Epidemics Drive Our Opportunity Exenatide Once Weekly Launch Strategy Financial Strength and Discipline to Create Value 17

Amylin’s Slate Has the Required Operational and Diabetes Experience Extensive outreach to shareholders by Lead Independent Director Confirmed interest in additional biopharmaceutical operations and commercial experience Entire Board elected annually 8 of 12 nominees on the slate will have joined since 2005 10 out of 12 nominees are independent Two new qualified nominees – Paul Clark and Paulo Costa Operations and commercial experience Slate has expertise in operations, diabetes, sales and marketing Resulted in Diverse Slate with Relevant Experience Independent, Open to Change Sought Shareholder Feedback 18

Proven Leadership With Broad Functional Expertise

Diabetes Medical and Science

James Gavin III, MD, Ph.D.
- Clinical Professor of Medicine, Emory University School of Medicine
- Former National Chairman of the National Diabetes Education Program
- Former President, Morehouse School of Medicine
- Former President, American Diabetes Association
- CEO and CMO, Healing Our Village
- Former President & CEO, MicroIslet

Jay Skyler, MD, MACP
- Professor of Medicine, University of Miami
- Associate Director, Diabetes Research Institute
- Study Chairman, National Institute of Diabetes & Digestive & Kidney Diseases
- Former President, American Diabetes Association
- Former Vice President, International Diabetes Federation

Sales and Marketing

Adrian Adams
- President & CEO, Sepracor
- Former President & CEO, Kos Pharmaceuticals
- More than 30 years of US and International commercial experience

Paul Clark
- Former CEO and Chairman of the Board, Icos Corporation
- 14 years at Abbott retiring as EVP and Board member
- Extensive experience in commercialization of pharma products

Paulo Costa
- Former President & CEO, Novartis; worked at J&J for 30 years
- Over 20 years of general management experience, having launched 10 pharmaceutical products in various therapeutic areas in the U.S.

James Wilson, Lead Independent Director
- Chairman of the Board: Corcept Therapeutics, NuGEN
- Former President & COO, Syntex Corporation
- Former CEO of LifeScan

Management & Operations

Steven Altman
- President, QUALCOMM
- Board member: Juvenile Diabetes Research Foundation, San Diego chapter

Daniel Bradbury, CEO
- Joined in 1994; previously COO
- 10 years at SmithKline Beecham
- Board member: Illumina, PhRMA, and BIOCOM

Joseph Cook, Chairman
- Former CEO, Amylin
- Founder and Chairman of the Board, Ironwood Pharmaceuticals
- 28 years at Eli Lilly, retiring as Group Vice President

Finance / Accounting / Capital Markets

Teresa Beck
- Former President & CFO, American Stores Company
- Former Controller, Steiner Financial Corporation
- Former Audit Manager, Ernst & Young

Karin Eastham
- Former EVP and COO, Burnham Institute for Medical Research
- Former SVP and CFO, Diversa Corporation

Joseph Sullivan
- Chairman of the Board of Advisors: RAND Health, UCLA Medical Center
- 20 years at Goldman Sachs
- Former Chairman & CEO, Protocare

A Slate to Serve the Interests of *ALL* Shareholders

19

AMYLIN

1999 Jay Skyler, M.D., MACP 2006 Steven Altman, J.D. Medical Industry 1 0 2 Diabetes 1994 Joseph Cook 4 6 7 8 4 Eastbourne / Icahn Slate1 2003 Joseph Sullivan, J.D., M.B.A. 2002 James Wilson, M.B.A. 2005 Karin Eastham, M.B.A., C.P.A. 2005 James Gavin, M.D., Ph.D. - Paulo Costa, M.B.A. - Paul Clark, M.B.A. 2006 Daniel Bradbury, D.M.S. 2007 Adrian Adams 2007 Teresa Beck, M.B.A. 2 11 Operational Mgmt 0 1 4 1 Eastbourne / Icahn Nominees1 Jay Sherwood, C.P.A. Charles Fleischman, M.B.A. Thomas Deuel, M.D. Alexander Denner, Ph.D. Kathleen Behrens, Ph.D. Eastbourne / Icahn Nominees1 6 7 5 6 Amylin Slate Amylin’s Slate R&D / FDA Diabetes Sales / Marketing Financial / Acct/ Capital Markets Year Joined Amylin Slate: Broad Diabetes and Operational Experience Note: Industry experience is defined as operating or investing experience in the space. 1: Assumes that Icahn will file a definitive proxy statement with the same slate Eastbourne included in its definitive proxy statement filed 04-May-2009. Board candidates not selected by Eastbourne are highlighted in grey. 20

 2006 Steven Altman, J.D. 1994 Joseph Cook Medical Industry 1 1 2 Diabetes 2005 James Gavin, M.D., Ph.D. 4 5 6 8 3 Icahn Slate1 1999 Jay Skyler, M.D., MACP 2002 James Wilson, M.B.A. 2005 Karin Eastham, M.B.A., C.P.A. 2003 Joseph Sullivan, J.D., M.B.A. - Paulo Costa, M.B.A. - Paul Clark, M.B.A. 2006 Daniel Bradbury, D.M.S. 2007 Adrian Adams 2007 Teresa Beck, M.B.A. 1 11 Operational Mgmt 0 1 3 1 Icahn Nominees1 Jay Sherwood, C.P.A. Peter Liebert, M.D. Thomas Deuel, M.D. Alexander Denner, Ph.D. Kathleen Behrens, Ph.D. Icahn Nominees1 6 7 5 6 Amylin Slate Amylin’s Slate R&D / FDA Diabetes Sales / Marketing Financial / Acct/ Capital Markets Year Joined Amylin Slate: Broad Diabetes and Operational Experience Note: Industry experience is defined as operating or investing experience in the space. 1: Icahn’s nominees based on preliminary proxy statement filed 23-Apr-2009. Board candidates not selected on Icahn’s preliminary proxy statement are highlighted in grey. Italics refers to Icahn’s candidates picked from the Eastbourne list of nominees. 20a

What Happens When Icahn Gets Board Representation?

Situations Since 2000


Median = (63%)
WCI Communities[1]
(100%)
Adventrx Pharmaceuticals
(94)%
Blockbuster
(93%)
BKF Capital
(85)%
Federal-Mogul[2]
(63)%
Motorola[1]
(42%)
Yahoo![1]
(30%)
XO Holdings[3]
(12)%
ImClone Systems[4]
126%
Proxy fight with management
No proxy fight with management

Source: CapIQ, Shark Repellant, public sources as of 27-Apr-2009

Note: Companies listed are situations where Icahn and /or his affiliates obtained board representation since 2000. Performance is measured from the day Icahn or an affiliate was placed on the board to 27-Apr-2009

[1] Company agreed to nominate dissident(s) at the annual meeting of shareholders. The board joining date is the date of the annual meeting where the dissident(s) were first up for election.

[2] Federal-Mogul performance is measured from 6-Dec-2007, the date it emerged from bankruptcy.

[3] XO Holdings performance is measured from 23-Jan-2003, the date it emerged from bankruptcy.

[4] ImClone agreed to be acquired by Eli Lilly on 6-Oct-2008. Final sale price is the $70 cash consideration offered by Eli Lilly.

AMYLIN

21

Your Proxy Vote is Critical: The Next 12 Months are Key to Future Shareholder Value Improve Operations Vote FOR the Board’s Superior Nominees on the BLUE Card Directors with relevant operational, regulatory and diabetes experience Added two leading industry professionals with biopharmaceutical sales and marketing expertise Centered on setting and monitoring strategic / operational plan Maximize Exenatide Once Weekly Opportunity Establish Relevant Board Capabilities Fundamentally motivated to alter the business strategy using “cookie cutter” approach which is not relevant to Amylin value creation Do not have relevant expertise to drive value creation for shareholders Election would be detrimental at time when targeted execution is needed Amylin’s Slate Icahn and Eastbourne Slates 1 2 3 Amylin Priorities 22

Appendix A: Supplementary Materials 23

No near term financing need Attractive cost of debt with long-dated maturities Significant cash position will allow us to fund next stage growth and commercialization Pursue obesity corporate development activities efficiently to conserve capital Leverage Strong Financial Position 898 Total L+100 21-Dec-10 6 Revolving Credit Facility L+175 (3) 21-Dec-10 117 Term Loan 3.00% 15-Jun-14 575 2014 Convertible 2.50% 15-Apr-11 200 2011 Convertible Debt Outstanding L+100 21-Dec-10 9 Revolving Credit Facility 885 Total L+525 30-Jun-14 (2) 165 Lilly Credit Facility N/A N/A 711 Cash and Investments Dry Powder Coupon Maturity Face Value ($MM) Capital Structure (1) As of March 31, 2009 Must be drawn by 30-Jun-11 and paid back within 36 months from the borrowing date or 30-Jun-14, whichever is earlier Term Loan is swapped to a fixed rate of 5.717% (1) (2) (3) 24

Amylin vs. ImClone — Very Different Companies, Both Structurally and Operationally Amylin market cap as of 4/29/09; ImClone market cap represents sale price on 11/21/08 Amylin values are 2008A; ImClone values are 2007A. Amylin books BYETTA end-market sales and pays Lilly a collaborative profit split; ImClone receives royalty revenue on end-market sales of Erbitux as well as manufacturing revenue Not yet approved products. As per Wall Street research IBES median estimates. Amylin value as of 5/1/09, ImClone value as of 7/30/08 (one day prior to Bristol-Meyers’ initial acquisition bid) 14% 73% % of 2012 Revenue from Current Pipeline (3) 591 840 Annual Revenues ($MM) (2) 10% 62% 5-Year EPS LTG (%) (4) None Exenatide Once Weekly Late-Stage Pipeline Product(s) 6.4 1.5 Current Market Cap ($Bn) (1) Oncology Diabetes / Obesity Therapeutic Focus Erbitux® BYETTA / SYMLIN Key Product(s) N. American Co-Promote w/ Royalties (39%) EU Royalties (9.5%) Japan Profit Split (25%) US Profit Split (50%) Tiered royalties (OUS) Partnership Economics ImClone Amylin Comparative Analysis ImClone was a Single Product Company with a Nascent Pipeline in a very Different Market 25 (1) (2) (3) (4)

Appendix B: Reconciliation Tables 26

GAAP / Non-GAAP Reconciliation Tables (25) (22) Other non-cash compensation Less non-cash expenses: 500 - 525 579 568 Non-GAAP operating expenses (40) (30) (19) Depreciation and amortization (60) (55) (59) Stock-based compensation 600 - 625 688 668 GAAP operating expenses 2009E1 2008 2007 Operating Expenses 25 22 Other non-cash compensation - 55 - Restructuring (175) - (200) (297) (243) GAAP operating loss 60 55 59 Stock-based compensation 40 25 15 Depreciation and amortization (75) - (100) (137) (147) Non-GAAP operating loss 2009E1 2008 2007 Operating Loss A reconciliation of GAAP operating expenses to non-GAAP operating expenses excluding non-cash items is provided in the table that follows (in millions, unaudited) A reconciliation of GAAP net operating loss to non-GAAP net operating loss excluding non-cash items and other one-time items is provided in the table that follows (in millions, unaudited) 1: Excludes estimated restructuring charge of $13-$15 million that the Company will record in the second quarter of 2009 and estimated 2009 savings of $20 million associated with recently announced sales force restructuring. 27

Appendix C: Director Biographies 28

Adrian Adams Strong biotechnology, operations and commercial experience  Mr. Adams has significant biotechnology execution expertise serving as CEO and director of Sepracor, Inc. Previously he was President and CEO, Kos Pharmaceuticals and President and CEO of Novartis-UK  He has more than 30 years of US and international commercial experience, which will be necessary for Amylin as we work on the approval and launch of exenatide once weekly Mr. Adams currently serves as the chair of our Compensation and Human Resources Committee  Mr. Adams’ extensive biotechnology operations and commercial expertise will be essential in guiding Amylin’s management during the launch of exenatide once weekly  29

Steven Altman, J.D. Significant management and licensing experience  Mr. Altman is President of QUALCOMM having worked through several departments in QUALCOMM  Help lead QUALCOMM from private company to major digital wireless telecommunications player Mr. Altman has been a board member of the San Diego chapter of the Juvenile Diabetes Research Foundation  His legal and transaction experience, having been Corporate Counsel responsible for licensing and acquisitions and General Counsel for QUALCOMM, are critical to Amylin as we think about different partnering and licensing opportunities  Mr. Altman’s perspective in management and operations will be invaluable to us as we execute our business plan  30

Teresa Beck, M.B.A. Strong finance and accounting background  Ms. Beck has strong financial skills having been CFO of American Stores Company, controller of Steiner Financial Corporation and an audit manager at Ernst & Young Her financial and accounting expertise are critical for advising Amylin’s management team on how to maintain the financial discipline and flexibility we have today She serves on our Audit Committee  Amylin needs Ms. Beck’s expertise to help us maintain our financial flexibility and prudent use of capital as we execute on our strategy   31

Daniel Bradbury, D.M.S. Strong leadership skills and operating experience  Mr. Bradbury has significant operational experience in the diabetes industry serving as our CEO and previously as our COO and President He was critical in the development, approval and commercialization of BYETTA and SYMLIN Given the difficult and complicated regulatory environment for diabetes medicines, Mr. Bradbury’s recent commercial and regulatory successes offer the Board a unique perspective and expertise Mr. Bradbury spent 10 years working in various sales and marketing  positions at SmithKline Beecham  Mr. Bradbury’s commercial and regulatory expertise are essential to the approval and successful launch of exenatide once weekly  32

Paul Clark, M.B.A. Extensive experience in commercial pharmaceutical products  Mr. Clark was the CEO, President and Chairman of the Board at Icos Corporation He has over 30 years of marketing and operating experience in the pharmaceutical industry 14 years at Abbott retiring as EVP and Board member Worked in sales and marketing for Marion Laboratories and  Sandoz Pharmaceuticals Operating partner of Genstar Capital   Mr. Clark’s strong commercial experience matches what shareholders are looking for and what Amylin needs as we prepare for the launch of exenatide once weekly    33

Joseph Cook Extensive biotech and pharmaceutical operations leadership  Mr. Cook has strong operating experience in the diabetes industry having been a former CEO of Amylin and a former Group Vice President at Eli Lilly Mr. Cook’s relationships were essential to establishing the partnership with Eli Lilly Mr. Cook’s significant manufacturing experience were critical in guiding the establishment of our exenatide once weekly manufacturing facility Founder of Ironwood Pharmaceuticals and Mountain Group Capital  Mr. Cook’s broad operations and diabetes expertise will continue to be critical for Amylin as we work with Eli Lilly toward the approval and successful launch of exenatide once weekly   34

Paulo Costa, M.B.A. Significant operations, regulatory and commercial expertise  Mr. Costa was the President & CEO of Novartis U.S. Mr. Costa worked at J&J for 30 years focusing on operations, sales and marketing as a member of senior management He has over 20 years of general management experience, having launched 10 pharmaceutical products in various therapeutic areas in the U.S.  Mr. Costa’s strong commercial, operational and management background are critical for Amylin as we prepare for the launch of exenatide once weekly  35

Karin Eastham, M.B.A., C.P.A. Strong financial background in the biopharmaceutical industry  Ms. Eastham served as the EVP and COO for the Burnham Institute for Medical Research, a non-profit corporation engaged in biomedical research Ms. Eastham has also served as SVP and CFO of Diversa Corporation She has served in the finance departments of CombiChem, Inc., Cytel Corporation and Boehringer Mannheim Corporation Ms. Eastham serves as chair of our Audit Committee and member of our Compensation and Human Resources Committee  Amylin needs Ms. Eastham’s strong financial experience to help us maintain our financial flexibility and prudent use of capital as we execute on our strategy 36

James R. Gavin III, M.D., Ph.D. Leader in diabetes having been the former National Chairman of the National Diabetes Education Program and past President of the American Diabetes Association  Dr. Gavin is a Clinical Professor of Medicine at Emory University School of Medicine and Clinical Professor of Medicine at the Indiana University School of Medicine Dr. Gavin has significant expertise in the medical field having served as the President of Morehouse School of Medicine He has significant operating experience being the CEO and CMO of Healing Our Village and a former President & CEO of MicroIslet Dr. Gavin is a member of the Board of Directors of Baxter International Inc. Dr. Gavin currently serves as chair of our Corporate Governance Committee  Dr. Gavin’s medical expertise and leadership in the diabetes community will be a critical asset to Amylin as we work toward the approval and launch of exenatide once weekly 37

Jay Skyler, MD, MACP Leader in the diabetes and medical communities, having served as the President of the American Diabetes Association  Dr. Skyler is a professor of Medicine, Pediatrics and Psychology, in the Division of Endocrinology Diabetes and Metabolism and the Associate Director for Academic Programs at the Diabetes Research Institute at the University of Miami He has also served as the Vice President of the International Diabetes Federation In addition to his significant medical expertise in diabetes, Dr. Skyler also has extensive clinical experience and is also Study Chairman for the National Institute of Diabetes & Digestive & Kidney Diseases Dr. Skyler currently on our Corporate Governance Committee  Dr. Skyler’s leadership and expertise in diabetes continues to be essential for Amylin as we strive to innovate in the diabetes market and work toward the approval and launch of exenatide once weekly  38

Joseph Sullivan, J.D., M.B.A. Expertise in healthcare policy, serving as the Chairman of the Board of Advisors of RAND Health   Mr. Sullivan has extensive healthcare experience serving as the Chairman of the Board of Advisors of the UCLA Medical Center and as the Chairman of the Board of Advisors of RAND Health  Mr. Sullivan has significant operational experience having been Chairman, CEO and director of Protocare, Inc., a leading clinical research and strategic consulting company, and Chairman, CEO and director of American Health Properties, Inc.  Prior to his operational experience as an executive, Mr. Sullivan spent 20 years as an investment banker at Goldman Sachs  Mr. Sullivan serves as chair of our Finance Committee and member of our Audit Committee   Mr. Sullivan’s combination of strong finance, capital markets and healthcare expertise continues to be critical to Amylin’s success as we work toward the approval and launch of exenatide once weekly and move towards profitability 39

James Wilson, M.B.A. Broad leadership and diabetes experience  Mr. Wilson formerly was President and CEO of Syntex Corporation Mr. Wilson has significant operating experience in diabetes having been CEO of LifeScan, a glucose monitoring company He also has strong board experience serving as Chairman of the Board for Corcept Therapeutics and NuGEN Mr. Wilson currently serves as Lead Independent Director for Amylin He also serves on our Compensation and Human Resources Committee and our Corporate Governance Committee  Mr. Wilson’s operations and independent governance expertise continues to be essential for Amylin 40